TDAQ Lift ETF (TDAX)
(the “Fund”)

A series of
ETF Opportunities Trust

Supplement dated October 9, 2026
to the Prospectus and Statement of Additional Information ("SAI")
dated January 5, 2026,
as supplemented from time to time

This Supplement updates certain information contained in the Prospectus. Please retain this Supplement for future reference.

FUND SUMMARY – TDAQ LIFT ETF

Effective immediately, the section titled “Fees and Expenses of the Fund” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following information:
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee(1)	0.98%
Distribution (12b-1) and Services Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund fees and Expenses(3)	0.61%
Total Annual Fund Operating Expenses(4)	1.59%
Less Fee Waivers and/or Expense Reimbursements(5)	(0.62)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.97%
(1)Under the Investment Advisory Agreement, Tapp Finance, Inc., d/b/a TappAlpha (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Other Expenses are estimated for the Fund’s initial fiscal year.
(3)Based on estimated expenses.
(4)The cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is an indirect expense that is not included in the above fee table and is not reflected in the expense example. The total indirect cost of investing in swaps, including the embedded cost of the swap and the operating expenses of the referenced assets, is estimated to be 0.244% for the fiscal period ending December 31, 2026.
(5)The Adviser has contractually agreed to waive its management fee to an annual rate of 0.36% of the average daily net assets of the Fund until April 30, 2028. Only the Board can terminate this arrangement prior to that date and any waived fees are not subject to recoupment by the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive a portion of its management fee is reflected in the example shown below for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
TDAQ Lift ETF	$99	$441

MANAGEMENT

Effective immediately, in the Investment Adviser section, delete the second paragraph and table and replace with the following:

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Funds (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of each Fund’s investments. The Adviser also: (i) furnishes the Funds with office space and certain administrative services; and (ii) provides guidance and policy direction in connection with its daily management of each Fund’s assets, subject to the authority of the Board. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, as a percentage of each Fund's average daily net assets, at the rate of 0.98%. The Adviser has contractually agreed to waive its management fee to an annual rate of 0.36% of the average daily net assets of the Fund until April 30, 2028, and the Adviser may not terminate this arrangement prior to that date.

The changes described below are being made to the Statement of Additional Information.

MANAGEMENT AND OTHER SERVICE PROVIDERS

Effective immediately, in the Investment Adviser section, delete the third paragraph and table and replace with the following:

For its services with respect to the Funds, the Adviser is entitled to receive an annual management fee of 0.98%, calculated daily and payable monthly as a percentage of each Fund’s average daily net assets. The Adviser has contractually agreed to waive its management fee to an annual rate of 0.36% of the average daily net assets of the Fund until April 30, 2028, and the Adviser may not terminate this arrangement prior to that date.

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For more information regarding this Notice please call 1-844-403-2888.

This Notice and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the U.S. Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 844-403-2888.

PLEASE RETAIN THIS NOTICE FOR FUTURE REFERENCE.